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                                                                   EXHIBIT 23


                         CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-32139) of CCC Information Services Group Inc. of our report dated October 12, 1998 appearing in the Annual Report of the CCC Information Services Inc. 401(k) Retirement Savings & Investment Plan on Form 11-K for the year ended December 31, 1997.


PRICEWATERHOUSECOOPERS LLP


Chicago, Illinois

November 20,1998